SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2001


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



    000-22609                                           84-1339282
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    (Commission File Number)                (IRS Employer Identification No.)



      1801 California Street            Denver, Colorado            80202
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(Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400


                                 Not applicable
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          (Former name or former address, if changed since last report)

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This amended Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K filed effective August 7, 2001.

ITEM 9.  Regulation FD Disclosure

On August 7, 2001, Joseph P. Nacchio, Chairman and Chief Executive Officer of Qwest Communications International Inc. ("Qwest"), spoke at a conference hosted by US Bancorp Piper Jaffrey Inc. A copy of Mr. Nacchio's presentation, as modified as of the filing date, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Forward Looking Statements Warning
----------------------------------

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of Qwest's stock price, intense competition in the communications services market, changes in demand for Qwest's products and services, dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels, higher than anticipated employee levels, capital expenditures and operating expenses, rapid and significant changes in technology and markets, adverse changes in the regulatory or legislative environment affecting Qwest's business, delays in Qwest's ability to provide interLATA services within its 14-state local service territory, failure to maintain rights of way, and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, Inc. timely or at all and difficulties in combining the operations of Qwest and U S WEST, which could affect Qwest's revenues, levels of expenses and operating results. The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest's assumptions. Qwest may change its intentions, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         Exhibit 99.1      Presentation by Joseph P. Nacchio, August 7, 2001.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE:    August 13, 2001             By: /s/ YASH A. RANA
                                        -------------------------
                                        Yash A. Rana
                                        Vice President

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

                                  EXHIBIT INDEX



         Exhibit 99.1      Presentation by Joseph P. Nacchio, August 7, 2001.


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